UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2021

ION ACQUISITION CORP 2 LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-252440	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

89 Medinat Hayehudim Street

Herzliya 4676672, Israel

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +972 (9) 970-3620

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-eighth of one redeemable warrant	IACB.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	IACB	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IACB WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment supplements Item 9.01 (solely to add additional exhibits) of the Current Report on Form 8-K of ION Acquisition Corp. 2 Ltd. (“ION”), filed with the Securities and Exchange Commission (the “SEC”) on June 24, 2021 (the “Original Current Report”), in which ION reported, among other events, the execution of the Merger Agreement (as defined in the Original Current Report). Items 1.01, 1.02, 3.02 and 7.01 of the Original Current Report remain unchanged. Interested parties should refer to the Original Current Report for Items 1.01, 1.02, 3.02 and 7.01 and the prior exhibits filed pursuant to Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Merger Agreement, dated as of June 24, 2021, by and among ION, Merger Sub 1, Merger Sub 2 and Innovid.
10.1	Form of Subscription Agreement, dated as of June 24, 2021, by and between the Registrant and the subscribers party thereto.
10.2	Sponsor Support Agreement, dated as of June 24, 2021, by and between the Registrant and the subscribers party thereto.
10.3	Company Stockholder Support Agreement, dated as of June 24, 2021, by and between ION and the stockholders of Innovid.
10.4	Company Stockholder Support Agreement, dated as of June 24, 2021, by and between ION and a stockholder of Innovid.
10.5	Form of Investor Rights Agreement
10.6	FPA Termination and Release Agreement, dated as of June 24, 2021 by and between the Registrant and ION Crossover Partners LP.
10.7	FPA Termination and Release Agreement, dated as of June 24, 2021, by and between the Registrant and The Phoenix Insurance Company Ltd., The Phoenix Insurance Company Ltd. (Nostro) and The Phoenix Excellence Pension and Provident Fund Ltd.

*	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). ION agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ION ACQUISITION CORP 2 LTD.

By:	/s/ Anthony Reich
	Name:	Anthony Reich
	Title:	Chief Financial Officer
	Date:	June 29, 2021

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